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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 16, 2005

                                 PERRIGO COMPANY
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             (Exact name of registrant as specified in its charter)

             MICHIGAN                  0-19725                38-2799573
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   (State of other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)            File Number)         Identification No.)

         515 Eastern Avenue, Allegan, Michigan                  49010
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS

A copy of the Company press release announcing the adoption of a written trading plan under Rule 10b5-1 is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PERRIGO COMPANY
                                              (Registrant)

                                              By:  /s/Douglas R. Schrank
                                                   ----------------------------
Dated: June 16, 2005                               Douglas R. Schrank
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Accounting and
                                                   Financial Officer)

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                                  Exhibit Index

Exhibit 99.1 - Press Release issued by Perrigo Company on June 16, 2005.